Exhibit 99.12
                         UNITED STATES BANKRUPTCY COURT

                           MIDDLE DISTRICT OF FLORIDA

                             JACKSONVILLE DIVISION

In re                                          )
CARDIAC CONTROL SYSTEMS, INC.,                 )    Case No.: 99-06852-3P1
                Debtor.                        )
_______________________________________________)


                            NOTICE OF FILING DEBTOR'S
                         FINANCIAL REPORT FOR THE PERIOD
                     AUGUST 1, 2000 THROUGH AUGUST 31, 2000
                     --------------------------------------

     Debtor, Cardiac Control Systems, Inc., gives notice of the filing of the attached monthly financial reports for the period August 1, 2000 through August 31, 2000.


                                   STUTSMAN & THAMES, P.A.

                                   By        /s/ Nina M. LaFleur
                                     -------------------------------------
                                             Nina M. LaFleur

                                   Florida Bar Number 0107451
                                   121 West Forsyth St., Suite 600
                                   Jacksonville, Florida  32202
                                   (904) 358-4000
                                   (904) 358-4001 (Facsimile)

                                   Attorneys for Cardiac Control Systems, Inc.

                             Certificate of Service
                             ----------------------

     I certify that a copy of the foregoing notice, together with a copy of the debtor's monthly financial report for August, 2000 were furnished by mail to the

Office of the United States Trustee, 135 W. Central Boulevard, Suite 620,

Orlando, Florida 32801; Jeffry R. Jontz, Esq., Carlton, Fields, Ward, Emmanual,

Smith & Cutler, P.A., 255 S. Orange Avenue, Post Office Box 1171, Orlando,

Florida 32802; and to David E. Otero, Esq., Akerman, Senterfitt, 50 North Laura

Street, Suite 2750, Jacksonville, Florida 32202 on this 15th day of September,

2000.



                                                             /s/ Nina M. LaFleur
                                                             -------------------
                                                                   Attorney

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

                                                      CASE NO: 99-06852-3P1
IN RE

CARDIAC CONTROL SYSTEMS, INC.                         JUDGE GEORGE L. PROCTOR

DEBTOR                                                CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                     FROM AUGUST 1, 2000 TO AUGUST 31, 2000

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the guidelines established by the United States Trustee and FRBP 2015.

                                            ---------------------------------
                                             Stutsman & Thames PA
                                             Attorney for Debtor

Debtor's Address                             Attorney's Address
                                             And Phone Number

PO Box 353393,                               121 West Forsyth Street, Suite 600
PALM COAST FL 32135-3339                     Jacksonville FL  32202
904-445-5476                                 904-358-4000


                      MONTHLY FINANCIAL REPORT FOR BUSINESS
                      -------------------------------------

      Name of Debtor: Cardiac Control Systems, Inc Case Number 99-06852-3P1

      Reporting Period beginning August 1, 2000 and ending August 31, 2000

Date of Petition  September 3, 1999

                                                                                                         CUMULATIVE
                                                                                                         ----------
                                                                            CURRENT MONTH             PETITION TO DATE
                                                                            -------------             ----------------
11.      CASH AT BEGINNING OF PERIOD                                            $50,226.12                     $963.56
                                                                 -----------------------------------------------------
2.      RECEIPTS

            A.  Cash Sales (List attached)                                          $0.00                   $8,968.00
                 Less: Cash Discount re Shree LOC                                                          ($1,500.00)
            B.  Collection on Postpetition A/R                                      $0.00                   $7,405.05
            C.  Collection on Prepetition A/R                                       $0.00                  $84,451.11
            D.  Other Receipts (List attached)                                                          $1,310,380.60
                                                                 -----------------------------------------------------

3.      TOTAL RECEIPTS                                                                                  $1,409,704.76
                                                                                    $0.00

                                                                 -----------------------------------------------------
4.      TOTAL CASH AVAILABLE FOR OPERATIONS                                    $50,226.12               $1,410,668.32
                     (Line 1 + Line 3)
                                                                 -----------------------------------------------------

5.      DISBURSEMENTS                                                                                           $0.00
            A.   US Trustee Quarterly Fees                                                                  $2,000.00
            B.   Net Payroll                                                                               $23,528.70
            C.   Payroll Taxes Paid                                                                            $20.53
            D.   Sales and Use taxes                                                                            $0.00
            E.   Other Taxes                                                                              $107,373.08
            F.   Rent                                                                                           $0.00
            G.   Other Leases (Attachment 3)                                                                    $0.00
            H.   Telephone                                                                                  $4,416.55
            I.   Utilities                                                      $1,013.55                   $9,750.95
            J.   Travel and Entertaining                                                                        $0.00
            K.   Vehicle Expenses                                                                               $0.00
            L.   Office Supplies                                                                              $184.50
            M.   Advertising                                                                                    $0.00
            N.   Insurance (Attachment 7)                                                                       $0.00
            O.   Purchases of Fixed Assets                                                                      $0.00
            P.   Purchases of Inventory                                                                         $0.00
            Q.   Manufacturing Supplies                                                                         $0.00
            R.   Repairs and Maintenance (List Attached)                                                    $5,519.57
            S.   Payments to Secured Creditors                                                          $1,112,030.39
            T.   Other Operating Expenses (List Attached)                       $1,350.45                  $97,981.93
                                                                 -----------------------------------------------------

6.      TOTAL CASH DISBURSEMENTS                                                $2,364.00               $1,362,806.20
                                                                 -----------------------------------------------------

7.      ENDING CASH BALANCE (Line 4 - Line 6)                                  $47,862.12                  $47,862.12
                                                                 =====================================================

    I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

         This eleventh day of September, 2000

                                                                /s/ W. Alan Walton
                                                                ------------------
                                                                 W. Alan Walton


                      Reconciliation
                      --------------
                      Petty Cash Balance                                         $0.00
                      Bank of America DIP A/C Balance                       $47,862.12
                                                                  ---------------------
                      Ending Cash Balance Line 7.                           $47,862.12
                                                                  =====================




                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------
                           CASH RECEIPTS AND PAYMENTS
                           --------------------------

                      Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

                       Reporting Period beginning August 1, 2000 and ending August 31, 2000

A.       Cash Sales                                               ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                  ------------------------------------

                                                                                                   Bank of
                                                                                                   -------
Date                         Payor                   Reason                 Petty Cash             America            Total
----                         -----                   ------                 ----------             -------            -----
                                                                                                     DIP
                                                                                                     ---
                                                                                                                         $0.00

                                                                                                                         $0.00

                                                                        -------------------------------------------------------
                                                                                     $0.00               $0.00           $0.00
                                                                        -------------------------------------------------------

B.       Collection on Postpetition A/R                           ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                  ------------------------------------

                                                                                                   Bank of
                                                                                                   -------
Date                         Payor                                       Coast Business            America            Total
----                         -----                                       ---------------           -------            -----
                                                                              Credit                 DIP
                                                                              ------                 ---


                                                                        --------------------------------------------------------
                                                                                     $0.00               $0.00           $0.00
                                                                        -------------------------------------------------------

C.       Collection on Prepetition A/R

                                                                                                   Bank of
                                                                                                   -------
Date                         Payor                                       Coast Business            America            Total
----                         -----                                       ---------------           -------            -----
                                                                              Credit                 DIP
                                                                              ------                 ---


                                                                        -------------------------------------------------------
                                                                                     $0.00               $0.00           $0.00
                                                                        -------------------------------------------------------

D.       Other Receipts Sale of 3 Commerce Blvd. Palm Coast                              ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                                         ------------------------------------

                                                                          Cosing on Sale of          Bank of
                                                                          -----------------          -------
Date                         Payor                           Reason       3 Commerce Blvd.,          America            Total
----                         -----                           ------       ------------------         -------            -----
                                                                              Palm Coast               DIP
                                                                              ----------               ---

                                                                                                                           $0.00

                                                                                                                           $0.00

                                                                                                                           $0.00

                                                                                                                           $0.00

                                                                                                                           $0.00

                                                                                                                           $0.00

                                                                                                                           $0.00

                                                                                                                           $0.00

                                                                                                                           $0.00

                                                                                                                           $0.00

                                                                                                                           $0.00

                                                                                                                           $0.00
                                                                        --------------------------------------------------------
                                                                                       $0.00               $0.00           $0.00
                                                                        =========================================================

D.       Other Receipts                                                            ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                                   ------------------------------------

                                                                                                           Bank of
                                                                                                           -------
Date                         Payor                           Reason                 Petty Cash             America         Total
----                         -----                           ------                 ----------             -------         -----
                                                                                                             DIP
                                                                                                             ---

                                                                                                                            $0.00

                                                                                                                            $0.00

                                                                                ------------------- --- --------------- ------------
                                                                                                                 $0.00      $0.00
                                                                                =================== === =============== ============



                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------

                         5. T. Other Operating Expenses

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

      Reporting Period beginning August 1, 2000 and ending August 31, 2000


       Date                   Payee                                     Purpose                             Payment
       ----                   -----                                     -------                             -------

     7-Aug-00       Beck & Tysver                  Maintenance of Intellectual Property Rights              $1,050.00

    31-Aug-00       Beck & Tysver                  Maintenance of Intellectual Property Rights                 $45.00

    31-Aug-00       CT Corporation System          Maintenance of Registered Agent in the State of            $255.00
                                                   Delaware

Bank of America
---------------

    31-Aug-00       Bank of America                Service Charge                                               $0.45
                                                                                                          ------------
                                                                                                            $1,350.45
                                                                                                          ============

                          5. R. Repairs and Maintenance

Bank of America
---------------

                                                                                                          ------------
                                                                                                                $0.00
                                                                                                          ============


                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------

                           CASH RECEIPTS AND PAYMENTS
                           --------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

      Reporting Period beginning August 1, 2000 and ending August 31, 2000

     Date          Payor/Payee                          Purpose                        Payment        Balance
     ----          -----------                          -------                        -------        -------
   1-Aug-00                            Balance Brought Forward                                           $0.00






                                  ATTACHMENT 1
                                  ------------

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

      Reporting Period beginning August 1, 2000 and ending August 31, 2000


ACCOUNTS RECEIVABLE AT PETITION DATE                                                                $225,115.40
                                                                                                ================
ACCOUNTS RECEIVABLE RECONCILIATION

(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

                  Beginning of Month Balance                                                        $133,486.29
         PLUS:  Current Month New Billings                                                                $0.00
         LESS:  Collections During Month                                                                  $0.00
                                                                                                ----------------
                  End of Month Balance                                                              $133,486.29
                                                                                                ================


         AGING: (Show the total amount for each group of accounts incurred since filing the petition)
      0-30 Days               31-60 Days              61-90 Days           Over 90 Days              Total



                $0.00                                                                                     $0.00
----------------------------------------------------------------------------------------------------------------
                                              Billings this month

        Date                     Name                                                               Amount

                                                                                                ----------------
Monthly Total                                                                                             $0.00
                                                                                                ================



                                  ATTACHMENT 2
                                  ------------

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

      Reporting Period beginning August 1, 2000 and ending August 31, 2000

 In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

Date Incurred      Days                   Vendor                             Description                  Detailed    Sub-Total
-------------      -----                  ------                             -----------                  --------    ---------
                Outstanding                                                                                Amount     Per Creditor
                -----------                                                                                ------     ------------

  23-Nov-99         221       Cobb, Cole & Bell                   Post-petition Legal work                  $656.25      $656.25

                              US Trustee                          Quarterly Fee Third Quarter, 2000       $5,000.00    $5,000.00
                                                                                                         ----------- ------------
                                                                                                          $5,656.25    $5,656.25
                                                                                                         =========== ============



                                  ATTACHMENT 3
                                  ------------

                        INVENTORY AND FIXED ASSETS REPORT
                        ---------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

      Reporting Period beginning August 1, 2000 and ending August 31, 2000



                                INVENTORY REPORT
                                ----------------

INVENTORY BALANCE AT PETITION DATE                                                                           $8,000.00
                                                                                                    ===================

INVENTORY RECONCILIATION:

         Inventory Purchased During Month                                                                        $0.00
         Inventory Balance at Beginning of Month                                                               $800.00
         Inventory Used or Sold                                                                                  $0.00
                                                                                                    -------------------
         Inventory Balance on Hand at End of Month                                                             $800.00
                                                                                                    ===================

METHOD OF COSTING INVENTORY

          Estimated realizable value for finished products, nil value for raw materials etc.

                               FIXED ASSET REPORT
                               ------------------

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE                                                                   $0.00
                                                                                                    ====================

(Includes Property, Plant and Equipment)


-------------------------------------------------------------------------------- ------------------ --------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at beginning of Month                                                                      $0.00
         LESS:  Depreciation Expense                                                                              $0.00
         LESS:  Disposals                                                                                         $0.00
         PLUS:  New Purchases                                                                                     $0.00
                                                                                                    --------------------
Ending Monthly Balance                                                                                            $0.00
                                                                                                    ====================

               BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

                                                                                                    Estimated Disposal
                                                                                     Proceeds             Value

10-Jul-00              Real Property at 3 Commerce Blvd., Palm Coast                 $1,195,000.00       $1,195,000.00

                                                                                                    -------------------
                                                                                                         $1,195,000.00
                                                                                                    ===================

                                  ATTACHMENT 4
                                  ------------

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

      Reporting Period beginning August 1, 2000 and ending August 31, 2000

 A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

               NAME OF BANK - Bank of America BRANCH Gov't Banking
                  ACCOUNT NAME: - Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account

                           ACCOUNT NUMBER 375 400 1378

                           PURPOSE OF ACCOUNT Checking

                         Beginning Balance                                    $50,226.12
                         Total of Deposits Made                                    $0.00

                         Total Amounts of Checks Written                       $2,363.55



        31-Aug-00        Service Charge                                            $0.45
                                                                         ----------------
                         Closing Balance                                      $47,862.12
                                                                         ================

                         Number of Last Check Written This Period                   1058

                         Number of First Check Written This Period                  1055

                         Total Number of Checks Written This Period                    4


                               INVESTMENT ACCOUNTS
                               -------------------

                        Type of
                        -------
                       Negotiable                       Face Value
                       ----------                       ----------
                       Instrument
                       ----------
                          NONE



                                  ATTACHMENT 5
                                  ------------

                                 CHECK REGISTER
                                 --------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

      Reporting Period beginning August 1, 2000 and ending August 31, 2000


 A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

        NAME OF BANK - Bank of America              BRANCH  Gov't Banking

                   ACCOUNT NAME: Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account
                           ACCOUNT NUMBER 375 400 1378

                           PURPOSE OF ACCOUNT Checking

  Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

     Date           Check Number                Payee                            Purpose                    Amount
     ----           ------------                -----                            -------                    ------

   7-Aug-00             1055         Beck & Tysver                Maintenance of Intellectual Property      $1,050.00
                                                                  Rights

   7-Aug-00             1056         Florida Water Services       Water Services May 20 through             $1,013.55
                                                                  July 12, 2000

   31-Aug-00            1057         Beck & Tysver                Maintenance of Intellectual Property         $45.00
                                                                  Rights

   31-Aug-00            1058         CT Corporation System        Maintenance of Registered Agent in          $255.00
                                                                  the State of Delaware

                                                                                                          ------------
                                                                                                            $2,363.55

                                                                                                          ============


                                  ATTACHMENT 6
                                  ------------

                               MONTHLY TAX REPORT
                               ------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

      Reporting Period beginning August 1, 2000 and ending August 31, 2000

                           TAXES PAID DURING THE MONTH
                           ---------------------------

Report all post-petition taxes paid directly or deposited into the tax account.

   Date                 Payee        Description             Amount
   ----                 -----        -----------             ------


                                                        ------------------
                                                                    $0.00
                                                        ==================
--------------------------------------------------------------------------------

                               TAXES OWED AND DUE
                               ------------------

       Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return
                       filed August 2, 1999, Period 1998.

Name of Taxing      Date Payment Due       Description             Amount
--------------      ----------------       -----------             ------
 Authority
 ---------



                                  ATTACHMENT 7
                                  ------------

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    ----------------------------------------
                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                  --------------------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

      Reporting Period beginning August 1, 2000 and ending August 31, 2000

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner            Title                     Amount Paid
------------------------            -----                     -----------

W. Alan Walton             Vice President and COO


                                PERSONNEL REPORT
                                ----------------

                                                         Full Time      Part Time
                                                         ---------      ---------

       Number of Employees at beginning of period            0              1
       Number hired during the period                        0              0
       Number terminated or resigned during period           0              0
--------------------------------------------------------------------------------

                            CONFIRMATION OF INSURANCE
                            -------------------------

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                          Agent and Phone                                         Date Premium
                          ---------------                                         ------------
      Carrier                  Number                      Expiration Date            Due
      -------                  ------                      ---------------            ---

     THERE IS NO CURRENT INSURANCE COVERAGE BY CARDIAC CONTROL SYSTEMS, INC.


 The building at 3 Commerce Boulevard, Palm Coast, Florida 32164 is insured for
  $1,960,000 and the contents of the building are insured for $150,000 by and for the benefit of the mortgage holder, Finova Mezzanine Capital, Inc.

                                  ATTACHMENT 8
                                  ------------

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                ------------------------------------------------

The following significant events occurred during the reporting period August 1, 2000 through August 31, 2000.

1.   Continued negotiations for the sale of Intellectual Property.

2.   Filed a Plan of Reorganization and Disclosure Statement on August 18, 2000.